stoneridge.com © 2026 Full-Year & Q4 2025 Results March 12, 2026 Exhibit 99.2

stoneridge.com © 2026 Full-Year & Q4 2025 Results 2 Non-GAAP Financial Measures This presentation contains information about the Company’s financial results that is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2025 and 2024 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense (benefit), adjusted net debt, adjusted debt, adjusted cash and free cash flow are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating performance or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods. Adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense (benefit), adjusted net debt, adjusted debt, adjusted cash and free cash flow should not be considered in isolation or as a substitute for gross profit, operating income (loss), income (loss) before tax, net income (loss), earnings per share, tax expense (benefit), debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP. Q4 Reported Q4 Adjusted / Non-GAAP Full-Year Reported Full-Year Adjusted / Non-GAAP -$861.3 million-$205.2 million Sales $173.6 million 20.2% $171.2 million 19.9% $33.2 million 16.2% $33.2 million 16.2% Gross Profit Margin $(4.3) million (0.5)% $(38.6) million (4.5)% $(6.7) million (3.3)% $(29.5) million (14.4)% Operating Income (Loss) Margin $(31.9) million (3.7)% $(102.8) million (11.9)% $(14.7) million (7.2)% $(76.9) million (37.5)% Net Income (Loss) % of sales $25.0 million 2.9% -$3.4 million 1.7% -EBITDA Margin -$34.0 millionNet Cash Provided by Operating Activities $19.0 million-Free Cash Flow

stoneridge.com © 2026 Full-Year & Q4 2025 Results 3 Forward-Looking Statements Statements in this presentation contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) strategic focus following the sale of the Control Devices segment (iii) acquisition strategy, (iv) investments and new product development, and (v) growth opportunities related to awarded business, and (vi) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “could,” “would,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer- mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; our ability to protect intellectual property and successfully defend against assertions made against us; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at our facilities or at any significant customers or suppliers; business disruptions due to natural disasters or other disasters outside of our control; the amount of our indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including our revolving credit facility; capital availability or costs, including changes in interest rates; refinancing risk and access to capital markets and liquidity; the failure to achieve successful integration of any acquired company or business; risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber-attack and other similar disruptions; as a result of the sale of Company’s Control Devices business in January 2026, the Company will operate as a two-segment business; the 2025 financial statements are not representative of the Company’s future operating profile, the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in Part I, Item 1A (“Risk Factors”) and other uncertainties or risks disclosed in Stoneridge’s periodic and current reports, including the Form 10-Ks and Form 10-Qs, filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent our estimates only as of the date of this filing and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, except as required by law, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Stoneridge

Full-Year & Q4 2025
Results

2025 Overview of Achievements

- **Outperformed weighted-average OEM end markets by 150 basis points***
  - **MirrorEye revenue growth of 69% year-over-year** driven by the continued ramp-up of previously launched programs and new program launches
  - **OEM sales in Brazil ~doubled vs. 2024**
- **Announced new business awards in 2025 totaling ~$830 million in estimated lifetime revenue – including the largest award in Company history**
- Limited the impact of significant end-market headwinds by controlling material costs, reducing quality-related costs and driving continued inventory reductions
  - **Material cost improvement of 80 basis points**
  - **Quality-related cost improvement of $6.6 million, or 50 bps**
  - **Inventory improved by $18.7 million, including $12.7 million in Q4 2025**
- **Completed the sale of the Control Devices segment on January 30, 2026**

Full Year 2025 Results

Sales

$861.3M

1.5% outperformance of end markets*

Inventory Improvement

$18.7M

12.3% YoY Improvement

Adjusted EBITDA

$25.0M

2.9% of YTD Sales

Adjusted Free Cash Flow

$19.0M

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**Weighted-average based on 2025 revenue by end markets. Production Data Source: Feb 2026 LVP IHS; Q1 2026 MHCV IHS (includes Class 7-8)*

Stoneridge

Full-Year & Q4 2025
Results

Financial Summary

Outperformed our weighted-average end-markets, reduced material costs and significantly improved quality-related costs

Q4 2025 Key Drivers

- Underperformed our expectations in Q4 driven primarily by;
    - Control Devices EBITDA underperformance of $2.1 million (pre-sale)
    - Tariff-related costs in quarter of $1.2 million – working with customers to recoup costs but timing impacted Q4
    - Incremental quality-related costs of $3.3 million - primarily related to legacy warranty issues

Full-Year 2025 Key Drivers

- **Outperformed our weighted-average OEM end markets by 150 bps** (end market decline of (6.7)%* vs. Stoneridge decline of (5.2)%)
    - **MirrorEye sales of $111 million, growth of 69% versus prior year** (OEM sales growth of 84% vs. 2024)
- **Limited decremental contribution margin to 14.2%**
    - **Material costs improved by 80 basis points** (improvement of 120 bps in Electronics) vs. 2024
    - **Quality-related cost improved by $6.6 million vs. 2024**

$'s in USD Millions


Full-year 2024 vs. 2025
Adjusted Sales
$908.3
$861.3
FY 2024
FY 2025
Adjusted Gross Profit
$189.8
20.9%
$173.6
20.2%
FY 2024
FY 2025
Adjusted Operating Income
$2.4
0.3%
-0.5%
$(4.3)
FY 2024
FY 2025
Adjusted EBITDA
$37.9
4.2%
$35.4
3.9%
$25.0
2.9%
$28.6
3.3%
FY 2024
FY 2024 ex Non-Op*
FY 2025
FY 2025 ex Non-Op*
Adjusted Free Cash Flow
$26.4
$19.0
FY 2024
FY 2025

*Excluding non-operating expense (income) of $3.6 million and $(2.5) million recognized in 2025 and 2024, respectively

*Weighted-average based on 2025 revenue by end markets. Source: Feb 2026 LVP IHS; Q1 2026 MHCV IHS (includes Class 7-8)

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stoneridge.com © 2026 Full-Year & Q4 2025 Results Organizational Announcement • Noblet will assume the role as President and Chief Executive Officer and member of the Board of Directors effective April 1, 2026 • Natalia joined Stoneridge in September 2024 as president of Stoneridge Electronics and has led with focus and discipline, consistently delivering on our commitments to quality and operational excellence, while strengthening customer relationships • Noblet brings deep industry experience and a strong track record of leadership having spent nearly two decades at WABCO in increasingly senior roles across operations, sourcing, quality, project management, and continuous improvement • Following WABCO’s acquisition by ZF in 2020, Noblet served as senior vice president of ZF’s Commercial Vehicle Solutions division, where she oversaw the EMEA region’s profit and loss, including strategy, commercial operations, procurement, and manufacturing footprint Natalia Noblet appointed as President and Chief Executive Officer effective April 1, 2026

Stoneridge

Full-Year & Q4 2025
Results

Stoneridge
Global Footprint

Stoneridge will continue to utilize our global footprint to serve our global customers primarily in the Commercial Vehicle and Off-Highway end markets

$611M
2025 Revenue (Pro-Forma*)

5
Manufacturing Facilities

Revenue by Region


61%
28%
10%
1%
Europe
North America
South America
Asia Pacific

Revenue by End-Market


69%
18%
8%
4%
1%
Commercial Vehicle
Off-Highway
Aftermarket / Other
Brazil OEM CV
Brazil OEM Passenger Car


Orebro, Sweden
Stockholm, Sweden
Tallinn, Estonia
Gothenburg, Sweden
Barneveld, The Netherlands
Novi, Michigan
Global Headquarters
Juarez, Mexico
El Paso, Texas
Pune, India
Bangalore, India
Manaus, Brazil
Campinas, Brazil
Global Headquarters
Manufacturing Facility
Engineering
Distribution
Engineering Partner

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stoneridge.com © 2026 Full-Year & Q4 2025 Results Stoneridge Technology Focus 8 Vision and Safety • MirrorEye • Off-Highway Vision Systems • Trailer Safety & Electronics • Focused primarily on Commercial Vehicle and Off-highway end markets, primarily in North America, South America and Europe • Expansion of Vision and Safety systems including MirrorEye and adjacent products and technologies through focused resource deployment • Expansion of capabilities focused on cockpit of the future and domain integration Focused Strategy Vehicle Intelligence and Electronic Controls • Digital Driver Information Systems • Secondary Vehicle Displays • Electronic Control Units Connectivity • Telematics • Tachograph • Track and Trace • Digital Services

Stoneridge
Full-Year & Q4 2025
Results

Drivers for Sustainable & Profitable Growth

Clear Path to Sustainable, Long-Term Value Creation

Superior Customer Value Proposition

Focused **Advanced Technology**
- Portfolio optimization and agility
- Aligned with industry trends to drive safer more efficient transportation

Excellence in Execution
- Consistent delivery of promised outcomes
- Deep customer intimacy
- Operational efficiency and continuous Improvement

Strong **Performance Culture** Driven by Passion
- Talent aligned with core technology strategy
- Reinforced creativity and accountability with focus on quality

Drive Long-Term Shareholder Value


Market
Outperformance

2x - 3x
Market Outperformance


Margin
Expansion

~2x EBITDA
2026 to 2027


Cash Flow
Conversion

$80M-$120M EBITDA
By 2030

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stoneridge.com © 2026 Financial Update

11stoneridge.com © 2026 Full-Year & Q4 2025 Results 2025 Financial Performance Electronics • 2025 sales outperformed weighted-average OEM end markets by 4.3%* (weighted-average OEM market decline of ~11.3% vs. Electronics decline of 7.0%) • MirrorEye sales of $111 million, growth of $45 million, or 69%, vs. 2024 • Incremental tariff related impact of approximately $2 million • Limited impact of external headwinds with operational performance improvements • Material cost improvement of 120 bps • Quality-related costs improved by $3.7 million vs. 2024 Stoneridge Brazil • 2025 sales growth of $15.1 million, or 29.9%, vs. 2024 primarily driven by incremental OEM sales, which approximately doubled • Full-year 2025 adjusted operating income improved by ~660 bps vs. 2024 Outperformed our weighted average end-markets, reduced material costs and significantly improved quality-related costs Sales Adjusted Operating Income Electronics $’s in USD Millions *Weighted-average based on Electronics 2025 revenue by end markets. Source: Q1 2025 MHCV IHS (includes Class 7-8) $594.7 $551.4 FY 2024 FY 2025 $50.1 $65.1 FY 2024 FY 2025 $1.0 $5.6 2.0% 8.6% FY 2024 FY 2025 Stoneridge Brazil $27.9 $18.1 4.7% 3.3% FY 2024 FY 2025

stoneridge.com © 2026 Full-Year & Q4 2025 Results 12 Commercial Vehicle Market Update NORTH AMERICA 22.7% OF 2025 SALES** EUROPE 45.5% OF 2025 SALES** COMMERCIAL VEHICLE FORECAST* (Thousands of Units) Our weighted-average OEM end markets are expected to grow by 7.1% in 2026 and 6.6% in 2027 based on current IHS forecasts SOURCE: Q1 2026 MHCV IHS *Includes Class 7-8 **Weightings exclude Control Devices segment revenue in 2025 376.5 289.9 318.4 335.0 2024 2025 2026 2027 467.8 439.9 466.3 501.2 2024 2025 2026 2027 (23.0)% 9.8% 5.2% (6.0)% 6.0% 7.5%

Stoneridge
Full-Year & Q4 2025
Results

2026 Guidance Detail
Revenue

Expecting strong revenue growth as MirrorEye revenue expected to continue significant growth. Cautiously optimistic end-markets will return to growth.

2026 Revenue Guidance Drivers

- Guidance assumes flat weighted-average OEM end market growth
    - Third party production data expects 7.1% growth based on our weighted average end markets*
    - OEM sales comprise ~70% of total forecasted sales in 2026
- **Expecting continued growth in MirrorEye sales of at least $50 million, or 45%+**
- Expecting stable Smart 2 tachograph OEM sales in 2026, aligned with 2025
    - Expecting reduction in SMART 2 tachograph aftermarket sales of ~$12 million as regulatory requirements drove significant sales in 2024 and 2025

2026 Revenue Guidance Walk

$'s in USD Millions


$611.5
$50.0
($12.0)
$0.0 - ($24.0)
$625.0 - $650.0
2025 Revenue Excluding SCD**
Incremental MirrorEye Revenue
Smart 2 Aftermarket Revenue
Price, FX, Tariff Reimbursements & Other, net
2026 Revenue Guidance Midpoint

2026 MirrorEye Expectations



Revenue

$160M+

45%+ growth over 2025

2026 Assumed Take Rates

35-50%+ in Europe

5-15%+ in North America

**Weighted-average based on 2025 revenue by end markets, excluding Control Devices due to the sale of the segment in January 2026.*
***Reflects 2025 Revenue excluding Control Devices for comparison purposes. Refer to Exhibits for reconciliation*
Production volume data source: Q1 2025 MHCV IHS (includes Class 7-8)

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Full-Year & Q4 2025
Results

2026 Guidance Detail
EBITDA

Revenue growth, gross margin improvement, and streamlined operations to drive margin expansion

2026 EBITDA Guidance Drivers

- Volume-driven earnings growth at low-end of historical contribution margin of 25-30% due to reduction in relatively higher-margin aftermarket SMART 2
- **Structural cost savings expected to drive at least $5 million of improvement in 2025**
- Normalization of incentive-based compensation and inflationary merit increases
- **Operating performance improvement of up to ~$6 million vs. 2025**
  - Improved manufacturing performance including continued improvement in quality-related costs

2026 EBITDA Guidance Walk

$'s in USD Millions


$14.2
2.3%
$6.5
$5.0
$(6.7)
$1.0 - $6.0
$20 - $25
3.2%-3.8%
2025 EBITDA Excluding SCD*
Contribution Margin on Incremental Sales
Structural Cost Reductions
Normalized Wage & Incentive Compensation
Operating Performance and Net Impact of Transaction-related Services
2026 EBITDA Guidance Midpoint

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*Reflects 2025 EBITDA excluding Control Devices for comparison purposes. Refer to Exhibits for reconciliation

Stoneridge

Full-Year & Q4 2025
Results

Capital Structure
Update

Expecting continued inventory improvement to drive cash performance. Amended existing credit facility to provide time for refinancing under new company structure.

2026 Expectations

- Targeting compliance leverage ratio of 3.0x – 3.5x by the end of 2026
- Continued focus on improving inventory balance

Capital Structure Update

- **Amended existing credit facility**
  - **Extends maturity date to provide time to refinance company considering post-Control Devices sale structure**
    - Refinancing expected to kick-off after Q1 2026
  - **Amended covenant ratios to consider current market conditions**
    - Timing of tariffs and expected reimbursements, commercial vehicle production volatility, global supply chain dynamics, etc.

Compliance Net Debt

$'s in USD Millions


Total Adjusted Net Debt (Compliance)
Total Adjusted Cash (Compliance)
$149.0
$55.8
$129.5
$36.4
$135.0
$37.6
$137.7
$66.3
Q1 2025
Q2 2025
Q3 2025
Q4 2025
2026 Target

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	2026 Target
Compliance Leverage Ratio (Adj. Net Debt / TTM EBITDA)*	**3.37x**	**3.47x**	**3.08x**	**3.46x**	**3.0x – 3.5 x**
*Required Compliance Leverage Ratio***	**6.00x**	**5.50x**	**4.50x**	**3.75x**	**4.00x**

**Compliance Leverage Ratio calculation includes adjustments in accordance with the Revolving Credit Facility agreement Amendment No. 3 entered on March 6, 2026 . Q1 -Q4 as presented reflects the updated compliance calculation method permissible under the terms of the existing credit facility, versus previously reported, for comparison purposes. Refer to Reconciliations to US GAAP for reconciliations.*

***Compliance Net Debt Leverage Ratio Maximum was previously amended for the periods ending Q1 2025, Q2 2025, and Q3 2025. Amendment No. 3 entered on March 6, 2026 revises required compliance leverage ratio to 3.75x for the period ending Q4 2025 and 4.00x for the period ending Q4 2026.*

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stoneridge.com © 2026 Long-Term Targets

Full-Year & Q4 2025
Results

Long-Term
Targets

Revenue Growth

- Market outperformance driven by Stoneridge specific growth drivers
  - MirrorEye take-rate expansion as programs continue to mature and ramp-up
  - Strong growth expected for off-highway and bus camera systems
  - Growth in Brazil OEM programs
  - Connected trailer and 360-degree view opportunities build on MirrorEye platform
- Supported by OEM backlog of $2.2 billion**

EBITDA Expansion

- Contribution margin on incremental revenue expected to be 25% - 30%, consistent with history
- Focused on expanding gross margin through strong execution and ongoing material cost recovery strategies
- Focused on leveraging existing cost structure to improve operating margin with growth

$'s in USD Millions

Long-Term Revenue Targets


$625 - $650
$42
Based on OEM weighted avg market growth of 6.6%
$35
$715+
MirrorEye OEM
Aftermarket / Off-highway / Bus
Brazilian OEM
Connected Trailer / 360-degree surround view
$850 - $1,000
6.8%-10.3%
5-year CAGR***
2026 Guidance Midpoint
OEM End Market Growth
Incremental MirrorEye Revenue
2027 Target
2030 Target

Long-Term EBITDA Targets


$20 - $25
3.2% - 3.8%
$22
$44+
6.2%
Contribution Margin based on historical range
$80 - $120+
9.5% - 12.0%
+720 – 970 bps
vs. 2025
2026 Guidance Midpoint
Incremental Sales Contribution
2027 Target
2030 Target

*Weighted-average based on 2025 revenue by end market. Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 7-8)
**5-year backlog as of December 31, 2025 based on Q4 2025 IHS MHCV; company data, customer provided data and management estimates
***5-year CAGR is based on 2025 actual revenue excluding the Control Devices (see reconciliation) and 2030 revenue targets

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18stoneridge.com © 2026 Full-Year & Q4 2025 Results Summary • Strong portfolio of technologies and systems driving growth throughout the business • 2027 targeted revenue of at least $715 million dollars (at least 12% growth from 2026) • 2030 targeted revenue of $850 million - $1 billion (or approximately 6.8% to 10.3% 5-Year CAGR) • Continued focus on material cost improvement, operational efficiency and reduced quality-related costs • 2027 targeted EBITDA of at least $44 million dollars (6.2% of revenue) • 2030 targeted EBITDA of $80 million - $120 million dollars (approximately 9.5% - 12% of revenue) Driving Long-Term Shareholder Value 2026 Outlook • Sales of $625 million - $650 million • Guidance based on flat end markets and 45% growth in MirrorEye sales • Current third-party forecasts suggest 7.1% growth in our weighted average OEM end markets vs. prior year • Adjusted Gross Margin of 21.5% - 22.0% • Adjusted Operating Margin of approximately break-even • Adjusted EBITDA of $20 million - $25 million (3.2% - 3.8% of sales)

stoneridge.com © 2026 Appendix Materials

stoneridge.com © 2026 Appendix 20 Balance Sheets 20242025December 31, (in thousands) ASSETS Current assets: $ 71,832$ 66,252Cash and cash equivalents 137,766131,430Accounts receivable, less reserves of $383 and $1,060, respectively 151,337132,673Inventories, net 26,57931,514Prepaid expenses and other current assets 387,514361,869Total current assets Long-term assets: 97,66778,922Property, plant and equipment, net 39,67737,973Intangible assets, net 33,08537,590Goodwill 10,05012,513Operating lease right-of-use asset 53,56322,321Investments and other long-term assets, net 234,042189,319Total long-term assets $ 621,556$ 551,188Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 83,478$ 82,235Accounts payable 66,49475,321Accrued expenses and other current liabilities 149,972157,556Total current liabilities Long-term liabilities: 201,577180,942Revolving credit facility 5,3219,972Deferred income taxes 6,4849,014Operating lease long-term liability 12,94213,925Other long-term liabilities 226,324213,853Total long-term liabilities Shareholders' equity: ——Preferred Shares, without par value, 5,000 shares authorized, none issued ——Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 28,018 and 27,695 shares outstanding at December 31, 2025 and December 31, 2024, respectively, with no stated value 225,712219,186Additional paid-in capital (38,424)(27,457)Common Shares held in treasury, 948 and 1,271 shares at December 31, 2025 and December 31, 2024, respectively, at cost 179,98577,150Retained earnings (122,013)(89,100)Accumulated other comprehensive loss 245,260179,779Total shareholders' equity $ 621,556$ 551,188Total liabilities and shareholders' equity

stoneridge.com © 2026 Appendix 21 Income Statement 202320242025Year ended December 31, (in thousands, except per share data) $ 975,818$ 908,295$ 861,263Net sales Costs and expenses: 774,512719,042690,109Cost of goods sold 117,395117,460125,605Selling, general and administrative ——21,628Impairment of Control Devices assets ———Gain on disposal of Non-core Product, net 71,07572,17462,527Design and development 12,836(381)(38,606)Operating (loss) income 13,00014,44713,578Interest expense, net 5221,292(340)Equity in (earnings) loss of investee 1,236(2,523)3,608Other expense (income), net (1,922)(13,597)(55,452)Loss before income taxes 3,2612,92747,383Provision for income taxes $ (5,183)$ (16,524)$ (102,835)Net loss Loss per share: $ (0.19)$ (0.60)$ (3.70)Basic $ (0.19)$ (0.60)$ (3.70)Diluted Weighted-average shares outstanding: 27,44327,59627,797Basic 27,44327,59627,797Diluted

stoneridge.com © 2026 Appendix 22 Statements of Cash Flows 202320242025Year ended December 31, (in thousands) OPERATING ACTIVITIES: $ (5,183)$ (16,524)$ (102,835)Net loss Adjustments to reconcile net loss to net cash provided by (used for) operating activities: 26,74926,14023,731Depreciation 8,1328,8529,955Amortization, including accretion and write-off of deferred financing costs (4,038)(5,742)37,079Deferred income taxes ——21,628Impairment of Control Devices assets 5221,292(340)(Gain) loss of equity method investee (860)257146Loss (gain) on sale of fixed assets 3,3224,0944,801Share-based compensation expense 230248475Excess tax deficiency related to share-based compensation expense Changes in operating assets and liabilities: (5,854)20,17017,341Accounts receivable, net (31,563)26,90430,765Inventories, net 16,625877(7,489)Prepaid expenses and other assets 1,090(24,624)(8,780)Accounts payable (4,226)5,8047,545Accrued expenses and other liabilities 4,94647,74834,022Net cash provided by operating activities INVESTING ACTIVITIES: (38,498)(24,303)(21,850)Capital expenditures, including intangibles 1,869385399Proceeds from sale of fixed assets (350)(550)(372)Investment in venture capital fund, net (36,979)(24,468)(21,823)Net cash used for investing activities FINANCING ACTIVITIES: 117,369135,50049,000Revolving credit facility borrowings (96,568)(121,500)(73,191)Revolving credit facility payments 35,75731,66119,888Proceeds from issuance of debt (35,102)(33,745)(19,882)Repayments of debt (2,251)—(777)Other financing costs (1,720)(795)(340)Repurchase of Common Shares to satisfy employee tax withholding 17,48511,121(25,302)Net cash (used for) provided by financing activities 591(3,410)7,523Effect of exchange rate changes on cash and cash equivalents (13,957)30,991(5,580)Net change in cash and cash equivalents 54,79840,84171,832Cash and cash equivalents at beginning of period $ 40,841$ 71,832$ 66,252Cash and cash equivalents at end of period Supplemental disclosure of cash flow information: $ 13,007$ 15,458$ 14,166Cash paid for interest $ 10,302$ 9,255$ 10,337Cash paid for income taxes, net

stoneridge.com © 2026 Appendix 23 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. 202320242025December 31, Net Sales: $ 342,065$ 292,606$ 274,500Control Devices 3,1953,6773,409Inter-segment sales 345,260296,283277,909Control Devices net sales 576,539566,040526,405Electronics 31,62128,66424,967Inter-segment sales 608,160594,704551,372Electronics net sales 57,21449,64960,358Stoneridge Brazil 134774,761Inter-segment sales 57,22750,12665,119Stoneridge Brazil net sales (34,829)(32,818)(33,137)Eliminations $ 975,818$ 908,295$ 861,263Total net sales Cost of Goods Sold: $ 285,303$ 243,784$ 232,863Control Devices 456,403445,537422,506Electronics 32,63029,74534,809Stoneridge Brazil 176(24)(69)Unallocated Corporate (A) $ 774,512$ 719,042$ 690,109Total cost of goods sold

Appendix

Segment Reporting

December 31,	2025	2024	2023
Design and Development:			
Control Devices	$ 15,857	$ 20,044	$ 21,848
Electronics	40,914	45,560	43,027
Stoneridge Brazil	2,545	3,113	3,061
Unallocated Corporate (A)	3,211	3,457	3,139
Total design and development	$ 62,527	$ 72,174	$ 71,075
Other Segment Costs:			
Control Devices	$ 22,080	$ 22,600	$ 21,332
Electronics	48,670	49,382	49,799
Stoneridge Brazil	17,425	15,809	17,068
Unallocated Corporate (A)	37,430	29,669	29,196
Total other segment costs	$ 125,605	$ 117,460	$ 117,395
Operating (Loss) Income:			
Control Devices	$ (17,927)	$ 6,178	$ 13,582
Electronics	14,315	25,561	27,309
Stoneridge Brazil	5,578	982	4,454
Unallocated Corporate (A)	(40,572)	(33,102)	(32,509)
Total operating (loss) income	$ (38,606)	$ (381)	$ 12,836
Depreciation and Amortization:			
Control Devices	$ 10,578	$ 11,686	$ 12,414
Electronics	15,885	15,814	14,035
Stoneridge Brazil	4,691	4,753	4,801
Unallocated Corporate(C)	1,334	2,013	2,388
Total depreciation and amortization (B)	$ 32,488	$ 34,266	$ 33,638
Interest Expense (Income), net:			
Control Devices	$ (184)	$ (4)	$ 149
Electronics	740	1,498	1,771
Stoneridge Brazil	(892)	(982)	(1,693)
Unallocated Corporate	13,914	13,935	12,773
Total interest expense, net	$ 13,578	$ 14,447	$ 13,000
Capital Expenditures:			
Control Devices	$ 8,446	$ 6,544	$ 9,230
Electronics	6,329	8,623	18,313
Stoneridge Brazil	4,587	2,705	3,054
Unallocated Corporate(C)	804	1,338	1,229
Total capital expenditures	$ 20,166	$ 19,210	$ 31,826

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

(B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets.

(C) Assets located at Corporate consist primarily of cash, intercompany receivables, fixed and leased assets for the headquarter building, information technology assets, equity investments and investments in subsidiaries

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stoneridge.com © 2026 Reconciliations to US GAAP

stoneridge.com © 2026 US GAAP Reconciliations US GAAP Reconciliations 26 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2026 Reconciliations to US GAAP

stoneridge.com © 2026 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit 2025Q4 20252024Q4 2024(USD in millions) $ 171.2$ 33.2$ 189.3$ 42.7Gross Profit 2.40.10.50.4Add: Pre-Tax Business Realignment Costs $ 173.6$ 33.2$ 189.8$ 43.1Adjusted Gross Profit

stoneridge.com © 2026 US GAAP Reconciliations 29 US GAAP Reconciliations Reconciliation of Adjusted Operating Income (Loss) 2025Q4 20252024Q4 2024(USD in millions) $ (38.6)$ (29.5)$ (0.4)$ (4.4)Operating Income (Loss) 6.4(0.1)2.60.4Add: Pre-Tax Business Realignment Costs ——0.2—Add: Pre-Tax Environmental Remediation Costs 6.01.3——Add: Pre-Tax Strategic Review Costs 0.3———Add: Pre-Tax Share-Based Compensation Accelerated Vesting 21.621.6——Add: Pre-Tax Impairment of Control Devices Assets $ (4.3)$ (6.7)$ 2.4$ (4.0)Adjusted Operating Income (Loss)

stoneridge.com © 2026 US GAAP Reconciliations 30 US GAAP Reconciliations Reconciliation of Adjusted EBITDA 2025Q4 2025Q3 2025Q2 2025Q1 20252024Q4 2024(USD in millions) $ (55.5)$ (31.0)$ (9.7)$ (9.1)$ (5.6)$ (13.6)$ (6.2)Loss Before Tax 13.63.53.83.13.214.43.4Interest expense, net 32.58.19.57.67.334.38.3Depreciation and amortization $ (9.4)$ (19.4)$ 3.6$ 1.6$ 4.8$ 35.1$ 5.5EBITDA 6.4(0.1)2.11.72.82.60.4Add: Pre-Tax Business Realignment Costs —————0.2—Add: Pre-Tax Environmental Remediation Costs 6.01.33.71.0———Add: Pre-Tax Strategic Review Costs 0.3——0.3———Add: Pre-Tax Share-Based Compensation Accelerated Vesting 21.621.6—————Add: Pre-Tax Impairment of Control Devices Assets $ 25.0$ 3.4$ 9.3$ 4.6$ 7.6$ 37.9$ 6.0Adjusted EBITDA

stoneridge.com © 2026 US GAAP Reconciliations 31 US GAAP Reconciliations Reconciliation of Electronics Adjusted Operating Income 2025Q4 20252024Q4 2024(USD in millions) $ 14.3$ 0.2$ 25.6$ 5.1Electronics Operating Income 3.80.12.30.2Add: Pre-Tax Business Realignment Costs $ 18.1$ 0.3$ 27.9$ 5.3Electronics Adjusted Operating Income Reconciliation of Control Devices Adjusted Operating Income (Loss) 2025Q4 20252024Q4 2024(USD in millions) $ (17.9)$ (22.9)$ 6.2$ (1.8)Control Devices Operating Income (Loss) ——0.2—Add: Pre-Tax Environmental Remediation Costs 0.7(0.2)0.20.2Add: Pre-Tax Business Realignment Costs 21.621.6——Add: Pre-Tax Impairment of Control Devices Assets $ 4.4$ (1.5)$ 6.6$ (1.6)Control Devices Adjusted Operating Income (Loss)

stoneridge.com © 2026 US GAAP Reconciliations 32 US GAAP Reconciliations Reconciliation of Q4 2025 Adjusted Tax Rate Tax RateQ4 2025(USD in millions) $ (31.0)Loss Before Tax (0.1)Add: Pre-Tax Business Realignment Costs 1.3Add: Pre-Tax Strategic Review Costs 0.2Add: Pre-Tax Deferred Financing Fee Write Off 21.6Add: Pre-Tax Impairment of Control Devices Assets $ (8.0)Adjusted Loss Before Tax nm$ 45.9Income Tax Expense 5.3Add: Tax Impact from Pre-Tax Adjustments (44.5)Add: After-Tax Impact of Valuation Allowance (83.3)%$ 6.7Adjusted Income Tax Expense on Adjusted Loss Before Tax

stoneridge.com © 2026 US GAAP Reconciliations 33 US GAAP Reconciliations Reconciliation of YTD 2025 Adjusted Tax Rate Tax Rate2025(USD in millions) $ (55.5)Loss Before Tax 6.4Add: Pre-Tax Business Realignment Costs 0.2Add: Pre-Tax Deferred Financing Fee Write Off 21.6Add: Pre-Tax Impairment of Control Devices Assets 6.0Add: Pre-Tax Strategic Review Costs 0.3Add: Pre-Tax Share-Based Compensation Accelerated Vesting $ (20.9)Adjusted Loss Before Tax (85.4)%47.4Income Tax Expense 8.1Add: Tax Impact from Pre-Tax Adjustments (44.5)Add: After-Tax Impact of Valuation Allowances, net (52.7)%$ 11.0Adjusted Income Tax Expense

stoneridge.com © 2026 US GAAP Reconciliations 34 US GAAP Reconciliations Reconciliation of Q4 2025 Adjusted Net Income and EPS Q4 2025 EPSQ4 2025(USD in millions, except EPS) $ (2.76)$ (76.9)Net Loss —(0.1)Add: After-Tax Business Realignment Costs 0.010.1Add: After-Tax Deferred Financing Fee Write Off 0.041.0Add: After-Tax Strategic Review Costs 0.6016.7Add: After-Tax Impairment of Control Devices Assets 1.6044.5Add: After-Tax Impact of Valuation Allowances, net $ (0.53)$ (14.7)Adjusted Net Loss

stoneridge.com © 2026 US GAAP Reconciliations 35 US GAAP Reconciliations Reconciliation of Full-Year 2025 Adjusted Net Income and EPS 2025 EPS2025(USD in millions, except EPS) $ (3.70)$ (102.8)Net Loss 0.174.8Add: After-Tax Business Realignment Costs 0.010.1Add: After-Tax Deferred Financing Fee Write Off 0.010.2Add: After-Tax Share-Based Compensation Accelerated Vesting 1.6044.5Add: After-Tax Impact of Valuation Allowances, net 0.6016.7Add: After-Tax Impairment of Control Devices Assets 0.174.6Add: After-Tax Strategic Review Costs $ (1.15)$ (31.9)Adjusted Net Loss

stoneridge.com © 2026 US GAAP Reconciliations 36 US GAAP Reconciliations Reconciliation of Sales Excluding Control Devices YTD 2025(USD in millions) $ 861.3Sales (274.5)Less: Control Devices Sales 24.7Add: Inter-segment Sales to Control Devices $ 611.5Sales Excluding Control Devices Reconciliation of EBITDA Excluding Control Devices YTD 2025(USD in millions) $ 25.0Adjusted EBITDA (10.8)Less: Control Devices Adjusted EBITDA $ 14.2Adjusted EBITDA Excluding Control Devices

stoneridge.com © 2026 US GAAP Reconciliations 37 US GAAP Reconciliations Reconciliation of Adjusted Free Cash Flow YTD 2025Q4 2025YTD 2024Q4 2024(USD in millions) $ 34.0$ 8.8$ 47.7$ 19.2Net Cash Provided by Operating Activities (21.9)(6.2)(24.3)(5.3)Capital Expenditures, including Intangibles 0.40.10.40.1Proceeds from Sale of Fixed Assets $ 12.6$ 2.7$ 23.8$ 14.1Free Cash Flow $ 5.7$ 0.1$ 2.6$ 0.4Business Realignment Related Payments 0.70.00.00.0Strategic Review Cost Related Payments $ 19.0$ 2.8$ 26.4$ 14.5Adjusted Free Cash Flow

stoneridge.com © 2026 US GAAP Reconciliations 38 US GAAP Reconciliations Reconciliation of Net Debt YTD 2025YTD 2024(USD in millions) $ 180.9$ 201.6Total Debt 66.371.8Cash and Cash Equivalents $ 114.7$ 129.7Net debt

US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted EBITDA for Compliance Calculation

(USD in millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Loss Before Tax	(5.6)	(9.1)	(9.7)	(31.0)
Interest Expense, net	3.2	3.1	3.8	3.5
Depreciation and Amortization	7.3	7.6	9.5	8.1
EBITDA	**$ 4.8**	**$ 1.6**	**$ 3.6**	**$ (19.4)**
Compliance adjustments:				
Add: Non-Cash Impairment Charges and Write-offs or Write Downs	—	0.1	0.1	21.7
Add: Adjustments from Foreign Currency Impact	(0.4)	3.4	2.4	(1.9)
Add: Extraordinary, Non-recurring or Unusual Items	0.1	—	0.8	1.2
Add: Cash Restructuring Charges	2.8	1.7	2.1	(0.6)
Add: Charges for Transactions, Amendments, and Refinances	0.3	1.4	3.7	1.5
Add: Adjustment to Autotech Fund II Investment	(0.3)	(0.1)	0.2	(0.2)
Add: Share Based Compensation	1.1	1.4	1.1	1.1
Add: Accrual-based Expenses	2.2	0.5	1.5	1.6
Less: Cash Payments for Accrual-based Expenses	(1.3)	—	(0.1)	—
Adjusted EBITDA (Compliance)	**$ 9.4**	**$ 10.0**	**$ 15.4**	**$ 5.1**
Adjusted TTM EBITDA (Compliance)	**$ 44.2**	**$ 37.3**	**$ 43.9**	**$ 39.8**

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stoneridge.com © 2026 US GAAP Reconciliations 40 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q4 2025Q3 2025Q2 2025Q1 2025(USD in millions) $ 66.3$ 54.0$ 49.8$ 79.1Total Cash and Cash Equivalents 20.9(16.4)(13.4)(23.3)Less: 35% of Cash in Foreign Locations $ 45.3$ 37.6$ 36.4$ 55.8Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q4 2025Q3 2025Q2 2025Q1 2025(USD in millions) $ 180.9$ 171.1$ 164.4$ 203.2Total Debt Current Portion of Long Term Debt 2.11.51.51.6Outstanding Letters of Credit $ 183.0$ 172.6$ 165.9$ 204.8Total Adjusted Debt (Compliance) $ 137.7$ 135.0$ 129.5$ 149.0Adjusted Net Debt (Compliance) 3.46x3.08x3.47x3.37xCompliance Leverage Ratio (Net Debt / TTM EBITDA) 3.75x4.50x5.50x6.00xCompliance Leverage Ratio Maximum Requirement

stoneridge.com © 2025 Stoneridge @StoneridgeInc StoneridgeGlobal 41